EXHIBIT 99.1

CONTACTS:	Media Contact: Angela Frechette Internet Security Systems 404-236-3197 afrechette@iss.net	Investor/Financial Analyst Contact: Ed Eiland Internet Security Systems 404-236-4053 eeiland@iss.net

Internet Security Systems Reports Third Quarter Results and Business

Outlook; Revenues Increased 14 Percent; Non GAAP EPS up 44 Percent

~ Company Announces Next CFO under Succession Plan ~

ATLANTA—October 25, 2005 — Internet Security Systems, Inc. (ISS) (NASDAQ: ISSX), a leading global provider of preemptive enterprise security solutions, today announced financial results for the third quarter ended September 30, 2005. ISS also provided its Business Outlook for the fourth quarter and 2005, and announced ISS’ next chief financial officer, Raghavan Rajaji, in connection with its succession plan for Rich Macchia announced in May 2005.

Third Quarter Revenues

Revenues were $82,845,000 for the third quarter of 2005, a 14 percent increase compared with third quarter 2004 revenues of $72,733,000.

GAAP Earnings

Reported net income under generally accepted accounting principles (GAAP) for the third quarter of 2005 was $9,792,000, or $0.21 per diluted share, compared to reported net income of $6,411,000, or $0.14 per diluted share, in the third quarter of 2004.

Non-GAAP Earnings

Non-GAAP net income for all periods in 2005 and 2004 excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and acquisition related compensation charges for unvested stock options. Non-GAAP net income for the third quarter of 2005 was $10,907,000, or $0.23 per diluted share, compared to $7,537,000, or $0.16 per diluted share, in the third quarter of 2004.

“Third quarter marked ISS’ seventh consecutive quarter of double-digit, organic revenue growth, demonstrating consistency in our ability to execute on our unique, preemptive approach to security,” said Tom Noonan, chairman, president and CEO of Internet Security Systems. ”Over the last quarter, ISS increased its enterprise market share, providing us with a solid base for expanding upon the comprehensive, integrated security technologies and services we are able to offer our customers. As we continue to innovate and bring new offerings to market over the next several quarters, ISS intends to meet and exceed the security needs of a wide range of organizations.”

Business Outlook

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release.

During the quarter, ISS’ corporate representatives may reiterate the company’s published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS’ quiet period for the fourth quarter of 2005, the public can continue to rely on the Business Outlook set forth in this press release as being ISS’ current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the quiet period, the company’s press releases and filings with the SEC should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. ISS’ quiet period at the end of the fourth quarter is expected to run from December 15, 2005 until financial results are released in 2006.

This Business Outlook assumes that the enterprise spending environment remains stable and the competitive landscape will not change significantly, recognizing that there will continue to be competitive alternatives to our product offerings. In providing this guidance, we have assumed that foreign exchange for the euro and the yen compared to the dollar remains stable at current rates.

For the quarter ending December 31, 2005, ISS currently expects to achieve revenues in the range of $88,000,000 to $92,000,000. GAAP net income is expected to be in the range of $0.23 to $0.25 per diluted share. Non-GAAP net income is expected to be in the range of $0.25 to $0.27 per diluted share.

Assuming achievement of fourth quarter expectations, ISS anticipates revenues for the year ending December 31, 2005 in the range of $327,000,000 to $331,000,000. GAAP net income is expected to be in the range of $0.78 to $0.80 per diluted share. Non-GAAP net income is expected to be in the range of $0.87 to $0.89 per diluted share.

Non-GAAP net income excludes non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1,150,000 for the quarter ending December 31, 2005 and $4,600,000 for the year ending December 31, 2005.

Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the schedule following the Consolidated Statements of Operations and in the Business Outlook Reconciliation schedule included with this press release. This information can also be found in ISS’ Form 8-K filed today with the Securities and Exchange Commission and available through ISS’ Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

CFO Succession Plan

Internet Security Systems also announced today that Raghavan Rajaji is joining the company in November as senior vice president of finance & administration and chief financial officer. The addition of Mr. Rajaji fulfills the succession plan, announced in May 2005, for our current chief financial officer, Rich Macchia. Mr. Macchia will remain with ISS in a full-time capacity through the end of 2005, and will continue transitional services into 2006.

“We are pleased to have obtained a CFO of Raj’s caliber,” said Tom Noonan, chairman, president and CEO of ISS. “He is a seasoned chief financial officer with exceptional finance and administration experience.” Mr. Rajaji joins ISS from Manugistics Group, Inc. (NASDAQ:

MANU), where he was executive vice president and chief financial officer since 1999. Manugistics provides supply chain, demand and revenue management software products and services worldwide. Mr. Rajaji’s prior experience includes more than 18 years at Occidental Chemical Company, a $5 billion subsidiary of Occidental Petroleum Corporation, where he was senior vice president and chief financial officer. Mr. Rajaji has an undergraduate degree from the University of Calcutta, India and a master’s degree in business, with an emphasis in finance, from Virginia Tech, in Blacksburg, VA. He is a Certified Public Accountant.

Earnings Conference Call

The Company’s conference call regarding this press release is being held Tuesday, October 25, 2005 at 4:30 p.m. Eastern Time and can be accessed as follows:

DATE/TIME:	Tuesday, October 25, 2005 at 4:30 p.m. ET

DIAL IN:	Domestic International Pass code	800-289-0726 +1-913-981-5545 7480703

A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available through November 3, 2005.

REBROADCAST DIAL IN:	Domestic	888-203-1112
	International	+1-719-457-0820
	Pass code	7480703

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at +1-404-236-4053.

About Internet Security Systems, Inc.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS’ X-Force® research and development team – the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

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Forward-Looking Statements

This press release, other than historical information, includes forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook – specifically, our revenue and GAAP and non-GAAP income estimates for the fourth quarter and full year 2005. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS’ products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS’ ability to develop and timely introduce new and enhanced products; acceptance of new and enhanced products by customers; ISS’ ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS’ ability to integrate acquisitions or investments; ISS’ ability to attract and retain key personnel; reliance on distribution channels through which ISS’ products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; ISS’ ability to produce products that successfully operate in complex environments and avoid serious product errors and defects; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board; the assertion of infringement claims with respect to ISS’ intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2004 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Non-GAAP Financial Measures

ISS believes that non-GAAP income measures, which exclude the after-tax effect of non-cash acquisition related expenses, are additional meaningful measures of operating performance. ISS believes that its presentation of non-GAAP income measures provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles.

Internet Security Systems is a trademark and X-Force is a registered trademark of Internet Security Systems, Inc.

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INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,
	2005	2004
Revenues:
Product licenses and sales	$37,164	$31,241
Subscriptions	40,713	35,819
Professional services	4,968	5,673

	82,845	72,733
Costs and expenses:
Cost of revenues:
Product licenses and sales	7,386	6,463
Amortization of acquired technology	1,731	1,732
Subscriptions and professional services	13,274	12,278

Total cost of revenues	22,391	20,473

Research and development	11,406	10,740
Sales and marketing	27,659	24,653
General and administrative	7,339	7,173
Amortization and write-off of other intangibles & stock based compensation	41	59

	68,836	63,098

Operating income	14,009	9,635

Interest income	1,565	699
Other income (expense), net	(58)	(152)
Gain on issuance of subsidiary stock	52	38

Income before income taxes	15,568	10,220
Provision for income taxes	5,776	3,809

Net income	$9,792	$6,411

Basic net income per share of Common Stock	$0.22	$0.14

Diluted net income per share of Common Stock	$0.21	$0.14

Weighted average shares and equivalent shares:
Basic	44,915	46,267

Diluted	47,336	47,225

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Nine months ended September 30,
	2005	2004
Revenues:
Product licenses and sales	$103,047	$88,877
Subscriptions	119,403	102,928
Professional services	16,287	17,532

	238,737	209,337
Costs and expenses:
Cost of revenues:
Product licenses and sales	19,923	16,312
Amortization of acquired technology	5,273	5,072
Subscriptions and professional services	39,599	36,497

Total cost of revenues	64,795	57,881

Research and development	32,682	32,644
Sales and marketing	81,305	73,123
General and administrative	21,985	19,766
Amortization and write-off of other intangibles & stock based compensation	127	337

	200,894	183,751

Operating income	37,843	25,586

Interest income	3,877	1,691
Other income (expense), net	(1,073)	(581)
Gain on issuance of subsidiary stock	186	278

Income before income taxes	40,833	26,974
Provision for income taxes	14,935	9,883

Net income	$25,898	$17,091

Basic net income per share of Common Stock	$0.57	$0.36

Diluted net income per share of Common Stock	$0.55	$0.35

Weighted average shares and equivalent shares:
Basic	45,080	47,460

Diluted	47,365	48,650

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,
	2005	2004
Revenues:
Product licenses and sales	$37,164	$31,241
Subscriptions	40,713	35,819
Professional services	4,968	5,673

	82,845	72,733
Costs and expenses:
Cost of revenues:
Product licenses and sales	7,386	6,463
Subscriptions and professional services	13,274	12,278

Total cost of revenues	20,660	18,741

Research and development	11,406	10,740
Sales and marketing	27,659	24,653
General and administrative	7,339	7,173

	67,064	61,307

Operating income	15,781	11,426

Other income (expense), net	1,559	585

Income before income taxes	17,340	12,011
Provision for income taxes	6,433	4,474

Net income	$10,907	$7,537

Diluted net income per share of Common Stock	$0.23	$0.16

Reconciliation of GAAP to Non-GAAP financial information for the three months ended September 30, 2005 and September 30, 2004:

	Three months ended September 30,
	2005	2004
Operating income—GAAP	$14,009	$9,635
Add back amortization of intangibles and stock based compensation expense	1,772	1,791

Non-GAAP operating income	15,781	11,426
Other income, net	1,559	585

Non-GAAP income before income taxes	17,340	12,011
Provision for income taxes	6,433	4,474

Non-GAAP net income	$10,907	$7,537

Non-GAAP operating margin	19%	16%

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Nine months ended September 30,
	2005	2004
Revenues:
Product licenses and sales	$103,047	$88,877
Subscriptions	119,403	102,928
Professional services	16,287	17,532

	238,737	209,337
Costs and expenses:
Cost of revenues:
Product licenses and sales	19,923	16,312
Subscriptions and professional services	39,599	36,497

Total cost of revenues	59,522	52,809

Research and development	32,682	32,644
Sales and marketing	81,305	73,123
General and administrative	21,985	19,766

	195,494	178,342

Operating income	43,243	30,995

Other income (expense), net	2,990	1,388

Income before income taxes	46,233	32,383
Provision for income taxes	16,910	11,859

Net income	$29,323	$20,524

Diluted net income per share of Common Stock	$0.62	$0.42

Reconciliation of GAAP to Non-GAAP financial information for the nine months ended September 30, 2005 and September 30, 2004:

	Nine months ended September 30,
	2005	2004
Operating income—GAAP	$37,843	$25,586
Add back amortization of intangibles and stock based compensation expense	5,400	5,409

Non-GAAP operating income	43,243	30,995
Other income, net	2,990	1,388

Non-GAAP income before income taxes	46,233	32,383
Provision for income taxes	16,910	11,859

Non-GAAP net income	$29,323	$20,524

Non-GAAP operating margin	18%	15%

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share and per share amounts)

	September 30, 2005	December 31, 2004
ASSETS	(unaudited)	(audited)
Current assets:
Cash and cash equivalents	$207,565	$140,148
Marketable securities	10,963	70,901
Accounts receivable, less allowance for doubtful accounts of $3,279, and $3,099, respectively	79,559	75,353
Inventory	4,076	2,506
Prepaid expenses and other current assets	12,060	12,728

Total current assets	314,223	301,636

Property and equipment:
Computer equipment and software	56,709	52,412
Office furniture and equipment	17,904	18,091
Leasehold improvements	20,992	21,098

	95,605	91,601
Less accumulated depreciation	64,944	57,161

	30,661	34,440
Restricted cash and marketable securities	10,300	10,300
Goodwill, less accumulated amortization of $27,381	221,594	224,065
Other intangible assets, less accumulated amortization of $25,834 and $20,951, respectively	12,831	19,763
Other assets	7,201	8,698

Total assets	$596,810	$598,902

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,658	$6,911
Accrued expenses	33,600	25,238
Deferred revenues	69,689	70,246

Total current liabilities	108,947	102,395

Long-term deferred revenues	6,660	8,432
Other non-current liabilities	5,392	6,495
Commitment and contingencies

Stockholders’ equity:
Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock; $.001 par value; 120,000,000 shares authorized, 51,409,000 and 50,574,000 shares issued in 2005 and 2004, respectively	51	51
Additional paid-in-capital	509,854	499,534
Deferred compensation	(1,864)	(3,197)
Accumulated other comprehensive income	3,179	11,041
Retained earnings	74,442	48,544
Treasury stock, at cost (6,511,000 and 4,871,000 shares, respectively)	(109,851)	(74,393)

Total stockholders’ equity	475,811	481,580

Total liabilities and stockholders’ equity	$596,810	$598,902

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

(unaudited)

	Nine months ended September 30,
	2005	2004
Operating activities
Net income	$25,898	$17,091
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,783	11,866
Amortization of intangibles and stock based compensation	5,400	5,409
Accretion of discount on marketable securities	(868)	31
Deferred compensation expense	1,538	1,467
Minority interest	23	537
Income tax benefit from exercise of stock options	1,740	7,385
Gain on issuance of subsidiary stock	(186)	(367)

Changes in assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(4,206)	829
Inventory	(1,570)	(474)
Prepaid expenses and other assets	1,885	(3,166)
Accounts payable and accrued expenses	6,070	(1,964)
Deferred revenues	(2,329)	5,035

Net cash provided by operating activities	41,178	43,679

Investing activities
Acquisitions, net of cash received	(764)	(34,022)
Purchases of marketable securities	(64,180)	(64,465)
Net proceeds from maturity of marketable securities	95,236	44,205
Net proceeds from sales of marketable securities	29,750	—
Purchases of property and equipment	(4,004)	(11,227)
Net proceeds from issuance of subsidiary stock	438	433

Net cash provided by (used in) investing activities	56,476	(65,076)

Financing activities
Proceeds from exercise of stock options	7,637	1,936
Proceeds from employee stock purchase plan	732	1,417
Purchases of treasury stock	(35,458)	(49,557)

Net cash provided by (used in) financing activities	(27,089)	(46,204)

Foreign currency impact on cash	(3,148)	(2,194)

Net increase (decrease) in cash and cash equivalents	67,417	(69,795)
Cash and cash equivalents at beginning of period	140,148	184,551

Cash and cash equivalents at end of period	$207,565	$114,756

Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

	Q4 2005 Range		Annual 2005 Range
	Low end	Upper end	Low end	Upper end
Expected revenues	$88,000,000	$92,000,000	$327,000,000	$331,000,000

Expected net income per diluted share	$0.23	$0.25	$0.78	$0.80

Add back per share impact of amortization of intangibles and stock based compensation expense	$0.02	$0.02	$0.09	$0.09

Expected non-GAAP net income per diluted share	$0.25	$0.27	$0.87	$0.89